UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Whole Earth Brands, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 26, 2022
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Whole Earth Brands, Inc. (the “Company”) to be held on June 9, 2022, at 11:00 a.m. EST. This year’s Annual Meeting will be held in a virtual format only, via live webcast over the internet, because doing so enables greater stockholder attendance and participation from any location around the world, and reduces the cost and environmental impact of the Annual Meeting. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Our Board of Directors (the “Board”) urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” all of the director nominees’ and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.
On or about April 26, 2022, we will mail to our stockholders of record at the close of business on April 21, 2022, the record date for our Annual Meeting, an Important Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) on the internet and also how to vote their shares via the internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.
The Board appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the internet or, if you have received printed proxy materials, you vote via the internet, by telephone or by mailing your completed proxy card or voter instruction form.
Thank you for your continuing support.
Irwin D. Simon
Executive Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Chicago, Illinois
April 26, 2022
The Annual Meeting of Stockholders of Whole Earth Brands, Inc. will be held on June 9, 2022, at 11:00 a.m. EST. This year’s Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually. The Annual Meeting will take place for the following purposes:
1.	to elect seven directors to our Board;
2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Only stockholders of record at the close of business on April 21, 2022, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled “How do I vote by proxy?”
At the direction of the Board,
Ira W. Schlussel
Vice President, General Counsel & Secretary

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
The Annual Meeting
The Annual Meeting of Stockholders (“Annual Meeting”) of Whole Earth Brands, Inc. (the “Company”) will be held on June 9, 2022, at 11:00 a.m. EST. This year’s Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
At this meeting, stockholders will be asked to elect seven nominees for director and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Management will also respond to questions from stockholders. Our principal executive offices are located at 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606, and our telephone number is (312) 840-6000. When used in this Proxy Statement, the terms “we,” “us,” “our,” and “the Company” mean Whole Earth Brands, Inc. and its businesses and subsidiaries.
Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, the Company’s Board of Directors (the “Board”) (i) has made these materials available to you via the internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. The record date for our Annual Meeting is April 21, 2022. Therefore, as a stockholder of record on the record date, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.
Why is the meeting being held virtually this year?
We believe that a virtual meeting will provide expanded stockholder access and participation, improved communications, as well as additional safeguards for health and safety in light of the ongoing public health crisis caused by the COVID-19 pandemic. Additionally, we believe a virtual Annual Meeting reduces the cost and environmental impact of the annual meeting. We will provide our stockholders with ample opportunity to ask questions or provide comments. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2022 and using the 16-digit control number included on the Important Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2021 (Annual Report and, together with this Proxy Statement, the “proxy materials”) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting.
On or about April 26, 2022, stockholders of record and beneficial owners of our common stock at the close of business on April 21, 2022 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of April 26, 2022.

How can I electronically access the proxy materials?
Beginning April 26, 2022, you can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website (https://investor.wholeearthbrands.com/sec-filings).
How can I obtain a full set of printed proxy materials?
If you prefer to receive paper copies of the proxy materials and a proxy card, you may still do so until May 26, 2022. You may request printed materials by (i) calling 1-800-690-6903; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.
Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock at the close of business on April 21, 2022, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.
How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of our common stock outstanding and entitled to vote at the Annual Meeting as of the close of business on April 21, 2022, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of April 21, 2022, we had 42,022,996 shares of our common stock outstanding - each entitled to one vote at the Annual Meeting - meaning that 21,011,499 shares of common stock must be represented in person or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes and proxies received but marked “ABSTAIN” will be counted.
What am I voting on?
You are voting on proposals to:
1.	elect seven directors nominated by the Company’s Board, each to serve a term of one year expiring at the 2023 Annual Meeting of Stockholders;
2.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of each of the seven director nominees listed on pages 8 through 12 under “PROPOSAL 1 ELECTION OF DIRECTORS”; and
2.	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.
How do I vote by proxy?
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, you may give a proxy to be voted at the Annual Meeting either:
•	via the internet pursuant to the instructions provided in the Notice; or
•	if you received printed proxy materials, via the internet or by telephone or mail pursuant to the instructions provided on the proxy card.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or by telephone) and our Inspector of Election receives your instructions in time to vote at the

Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.
How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
What if I need assistance with voting or have technical problems regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
Stockholders are encouraged to login to the virtual meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.
Stockholders of Record
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as of the close of business on April 21, 2022, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.
Beneficial Owners
If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee (the “intermediary”), as of the close of business on April 21, 2022, you are considered the beneficial owner of those shares held in street name, and the Notice or proxy materials are being made available, electronically or otherwise, by the Company to your intermediary and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote and are also invited to virtually attend the Annual

Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the total number of votes of the capital stock represented at the Annual Meeting and entitled to vote on such question, voting as a single class.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “Against”(3)	Yes(4)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)
Abstentions and votes withheld will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and votes withheld will have the effect of a vote “against” the proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•	submit to Broadridge a properly completed and signed proxy card with a later date;
•	vote again telephonically or electronically (available until 11:59 p.m. Eastern Time on June 8, 2022); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.

If you own your shares in street name, please contact your intermediary for instructions on changing your vote or revoking your proxy.
Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote in person when you attend the virtual Annual Meeting online by visiting https://www.virtualshareholdermeeting.com/FREE2022. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the virtual Annual Meeting unless you obtain a legal proxy from the intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.
Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.
Will any other business be considered or presented at the Annual Meeting?
Our Bylaws (the “Bylaws”) provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://investor.wholeearthbrands.com/sec-filings.
Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.
Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available electronically for ten days prior to the Annual Meeting through the duration of the Annual Meeting. If you would like to view the stockholder list, please contact our Corporate Secretary by calling (312) 840-6000 or writing to him at 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606.

INTERNET AVAILABILITY OF PROXY MATERIALS
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about April 26, 2022, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.
PROPOSAL 1
ELECTION OF DIRECTORS
Summary
Our entire Board is elected annually by our stockholders and currently consists of seven members.
Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.
Director Nominees at a Glance
The biography of each of the nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director in light of our business and structure as of the date of this Proxy Statement. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas.

Irwin D. Simon Executive Chairman
Director Since: June 2020 Age: 63 Committees: None
Other Public Company Boards: Tilray Brands, Inc. - Chairman and CEO; Stagwell, Inc. - Lead Independent Director; GP-Act III Acquisition Corp., - Co-Chairman

Education: Saint Mary’s University, B.S. in Sociology

Executive Highlights:
Mr. Irwin D. Simon has served as Executive Chairman of the Company since June 2020 and previously served as Executive Chairman of Act II Global Acquisition Corp. from December 2018 until June 2020. Mr. Simon has more than 30 years of business experience in many domestic and international leadership and operating roles. Mr. Simon founded The Hain Celestial Group, Inc. (Nasdaq: HAIN), a leading organic and natural products company, in 1993. Mr. Simon was President, Chief Executive Officer and Chairman of Hain Celestial until December 2018 and a Director until December 2018. In the last five years, Mr. Simon has also served as Chief Executive Officer and Chairman of the Board of Tilray Brands, Inc. (Nasdaq: TLRY and TSX: TLRY), a global cannabis company, Presiding Director at Stagwell Inc., a provider of marketing, activation and communications solutions and services, and Co-Chairman of the Board of GP-Act III Acquisition Corp., a blank check company. Previously, he served as Chief Executive Officer and Chairman of the Board of Aphria Inc. (Nasdaq: APHA and TSX: APHA), until its reverse acquisition of Tilray Brands, Inc. In addition, he is a member of the board of trustees of Tulane University in New Orleans, Louisiana, and is a member of the board of trustees at Poly Prep Country Day School in Brooklyn, New York. A true entrepreneur, Mr. Simon is also the majority owner of the Cape Breton Screaming Eagles, a Quebec Major Junior Hockey League team, and co-owner of St. John's Edge of the National Basketball League of Canada.
Select Skills and Qualifications:
Mr. Simon’s qualifications to serve on our Board include his demonstrated record of innovation, achievement and leadership. Mr. Simon brings to the Board more than 30 years of extensive experience in the global consumer packaged goods industry including brand marketing, commerce, operations and mergers, acquisitions and divestitures. Mr. Simon provides the Board with unique perspectives and invaluable, in-depth knowledge of the industry, including strategic growth opportunities, personnel, relationships with key customers and suppliers around the world, competitive positioning, history, culture, and all other aspects of its operations. Further, Mr. Simon’s prior employment experience and directorships bring him valuable insight into the global consumer packaged goods and educational industries, as well as the marketing and communications industry, including advertising, public relations branding, digital, social and event marketing and consumer insights.
Albert Manzone Chief Executive Officer
Director Since: September 2020 Age: 58 Committees: None
Other Public Company Boards: None

Education: J.L. Kellogg Graduate School of Management at Northwestern University, MBA; Sorbonne University, Paris, France, Graduate Degree, International Studies; Institut Superieur du Commerce, France - B.A. in Marketing and Finance

Executive Highlights:
Mr. Albert Manzone has served as Chief Executive Officer and a Director of the Company since June 2020. Before leading the Company as CEO, Mr. Manzone served the company for four years as Chief Executive Officer of its subsidiary, Flavors Holdings Inc. (“Flavors Holdings”). His career also includes serving as

President, Europe at Oettinger Davidoff AG.; President of Consumer Health, Southeast Europe at Novartis; President, Europe at W.M. Wrigley Jr. Company; and over a decade in global executive leadership roles at PepsiCo in North America and International, including President, PepsiCo Shelf Stable Juices North America. Mr. Manzone has a long history of giving back to the communities that have contributed to his success, and he serves as Trustee of the Northwestern University Board and President-Elect of the Northwestern Alumni Association. He is also the Director of the Prince Albert II of Monaco Foundation for the Environment, and Director of Monaco Digital in Monaco on behalf of the Principality of Monaco.
Select Skills and Qualifications:
Mr. Manzone’s qualifications to serve on our Board include his executive leadership in the consumer products industry as well as experience at the global consulting firm, McKinsey & Company. Mr. Manzone brings to the Board over a decade in global executive leadership roles at prominent multi-national companies. Mr. Manzone also has extensive expertise in business strategy and in international business.
Anuraag Agarwal Group Head of Mergers & Acquisitions of TVS Motor Company
Director Since: June 2020 Age: 47 Committees: Audit Committee and Compensation Committee Independent	Other Public Company Boards: None Education: Birla Institute of Technology & Science, M.Sc (Hons.) Economics, BE (Hons.) Chemical Engineering; Dartmouth College, Master of Engineering Management
Executive Highlights:
Mr. Anuraag Agarwal has served as a Director of the Company since June 2020 and previously served as a Director of Act II Global Acquisition Corp. from March 2019 until June 2020. Mr. Agarwal is currently the Group Head of Mergers & Acquisitions of TVS Motor Company, a motorcycle manufacturer and leader in the mobility space headquartered in India. From July 2020 to April 2022, Mr Agarwal was the Group Head - Strategy for ACG, a global pharma and neutraceutical manufacturing company. From June 2012 until July 2020, Mr. Agarwal was Group Head of Business Development, Strategy and Mergers & Acquisitions at Future Group, a consumer-oriented conglomerate with interests in retail, consumer brands, food parks, manufacturing, logistics, data sciences, media, insurance and financial services. Mr. Agarwal was actively involved in structuring, and overseeing Future Group’s international joint ventures, partnerships and alliances and was a member of the board of directors of some of its existing and former joint ventures and alliances, including those with The Migros Group in Switzerland, Hain Celestial, 7-Eleven, Inc. and Staples, Inc. in the United States, Fonterra Co-operative Group Limited in New Zealand and Clarks in the United Kingdom. Prior to joining Future Group in 2012, Mr. Agarwal was an investment banker focusing primarily on mergers and acquisitions, restructuring, private placements and principal investments, initially at Donaldson Lufkin and Jenrette and then for more than ten years at Berenson & Company, a boutique investment bank.
Select Skills and Qualifications:
Mr. Agarwal’s qualifications to serve on our Board include his expertise in forming strategy and implementing strategic initiatives, merchant banking, including mergers, sales, acquisitions, recapitalizations and leveraged buyouts, and extensive experience in media, manufacturing, consumer goods, industrial, retail, financial services, utilities, BPO and technology. Mr. Agarwal also has extensive expertise in governance, legal and operating frameworks of international business.

Steven M. Cohen Consultant
	Director Since: June 2020 Age: 58 Committees: Audit Committee and Nominating and Corporate Governance Committee Independent	Other Public Company Boards: Lottery.com - Director Education: New York University, B.A.; University of Pennsylvania Law School, J.D.
Executive Highlights:
Mr. Steven M. Cohen has served as a Director of the Company since June 2020. Mr. Cohen previously served as Chief Administrative Officer and General Counsel of MacAndrews & Forbes Incorporated, where he oversaw all legal and compliance matters. He also served as Secretary to New York Governor Andrew M. Cuomo, in addition to serving as Counselor and Chief of Staff in the Office of the New York Attorney General under Attorney General Cuomo. In private practice, Mr. Cohen has represented a wide array of corporations and individuals in complex commercial, criminal, and regulatory matters. He previously served as the Chief of the Violent Gangs Unit in the U.S. Attorney’s Office for the Southern District of New York. He is a member of the New York University Board of Trustees and University of Pennsylvania Law School Board of Advisors.
Select Skills and Qualifications:
Mr. Cohen’s qualifications to serve on our Board include his expertise in legal, compliance, business strategy, and human resources. Mr. Cohen has a wide array of experience in complex commercial, criminal, and regulatory matters. Mr. Cohen also has extensive experience in executive leadership matters.
Denise M. Faltischek Chief Strategy Officer and Head of International Business, Tilray Brands, Inc.
Director Since: June 2020 Age: 49 Committees: Chair, Nominating and Corporate Governance Committee Independent	Other Public Company Boards: None Education: Lehigh University, B.A.; Brooklyn Law School, J.D.
Executive Highlights:
Ms. Denise Faltischek has served as a Director of the Company since June 2020. She has served as Chief Strategy Officer and Head of International of Tilray Brands, Inc. (Nasdaq: TLRY, TSX: TLRY), a leading global cannabis company, since May 2021, and has previously served as Chief Strategy Officer of Aphria Inc. (Nasdaq: APHA, TSX: APHA), a leading global cannabis company, from September 2019 until its reverse acquisition of Tilray Brands, Inc. From July 2005 until August 2019, Ms. Faltischek served in numerous roles of increasing responsibility within The Hain Celestial Group, Inc. (Nasdaq: HAIN). Prior to her role as Executive Vice President and Chief Strategy Officer, Corporate Secretary of Hain, she served as Executive Vice President and General Counsel, Chief Compliance Officer from November 2013 to April 2018; Senior Vice President and General Counsel from October 2010 to November 2013; General Counsel from October 2009 to October 2010; Senior Associate General Counsel from April 2009 to October 2009; and Associate General Counsel from July 2005 until April 2009.

Select Skills and Qualifications:
Ms. Faltischek’s qualifications to serve on our Board include her expertise in legal, corporate strategy, M&A and strategic transactions, finance, management and operational matters. Ms. Faltischek has a strong business acumen and extensive experience in building and growing businesses in the consumer packaged goods industry, including internationally. Ms. Faltischek also has experience in corporate governance and environmental, social and governance matters of a publicly traded company.
Ira J. Lamel
	Director Since: June 2020 Age: 74 Committees: Chair, Audit Committee, and Compensation Committee Independent	Other Public Company Boards: Novanta Inc. Education: Long Island University, B.S.
Executive Highlights:
Mr. Ira J. Lamel, CPA, has served as a Director of the Company since June 2020 and previously served as Act II Global Acquisition Corp’s Chief Financial Officer from December 2018 until June 2020. Mr. Lamel is retired. Mr. Lamel has over 40 years of experience in finance and accounting. He currently serves as a Director of Novanta Inc. (Nasdaq: NOVT), a leading global supplier of core technology solutions for medical and advanced industrial original equipment manufacturers. Mr. Lamel was Senior Advisor to the Chief Executive Officer of Hain Celestial from 2013 to 2014 and Executive Vice President and Chief Financial Officer of Hain Celestial from 2001 to 2013. Previously, Mr. Lamel was an audit partner in the New York area practice of E&Y. He retired from E&Y after a 29-year career.
Select Skills and Qualifications:
Mr. Lamel’s qualifications to serve on our Board, include his experience in finance, accounting and management experience leading complex organizations. Mr. Lamel has expertise in building strong leadership teams and developing international markets. Mr. Lamel also has proven ability to execute successful business strategies and drive operational excellence.

John M. McMillin III Limited Partner with Lord Abbett & Co., LLC
Director Since: June 2020 Age: 68 Committees: Chair, Compensation Committee, and Nominating and Corporate Governance Committee Independent	Other Public Company Boards: None Education: Bucknell University, B.S.B.A.; Babson College, M.B.A.
Executive Highlights:
Mr. John M. McMillin III has served as a Director of the Company since June 2020 and previously served as a Director of Act II Global Acquisition Corp. from April 2019 until June 2020. Mr. McMillin is a Limited Partner (Retired) with Lord, Abbett & Co., LLC, an independent, privately-held money management firm, a position he has held since October 2018. From 2011 to 2018, Mr. McMillin was a Partner with Lord, Abbett & Co, LLC. Between 2007 and 2011, Mr. McMillin was an Equity Research Analyst with Lord, Abbett & Co. LLC. Mr. McMillin was also Managing Director and Senior Food Analyst at Prudential Equity Group and Prudential Securities from 1985 to 2007, where he was inducted into The Wall Street Journal “Best on the Street” Stock Picking Hall of Fame in 1996.
Select Skills and Qualifications:
Mr. McMillin’s qualifications to serve on the Board include his extensive experience in the consumer products industry. Mr. McMillin has over 35 years of experience as equity analysis following consumer products companies. Mr. McMillin also has extensive investment experience and background in the consumer staples sector.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF ALL SEVEN OF THESE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE
Overview
Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted.
To guide the operation and direction of the Board and its committees, our Board has established charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC and other legal requirements. These materials are available on our website – https://investor.wholeearthbrands.com/corporate-governance/governance-documents.
These materials are also available in print free of charge to stockholders, upon written request to Whole Earth Brands, Inc., Investor Relations, 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606.
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board conducts an annual assessment of the independence of each member of our Board, taking into consideration all relationships between the Company and/or our officers, on the one hand, and each director, on the other, including the director’s commercial, economic, charitable and family relationships, and such other criteria as our Board may determine from time to time.
The Board monitors its compliance with Nasdaq requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director, or any member of his or her immediate family, and the Company, as well as other relevant facts and circumstances. The Board and the Nominating and Corporate Governance Committee considered the directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors.
Our Board has determined that each of Steven M. Cohen, Denise M. Faltischek, Ira J. Lamel, John M. McMillin, and Anuraag Agarwal qualifies as “independent” as defined under the applicable Nasdaq rules.
Related Party Transactions
Our Board has adopted a written related person transaction policy that sets the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which our company or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•	any person who is, or at any time during the applicable period was, one of the post-combination company’s executive officers or one of our directors;
•	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee has the responsibility to review related party transactions.
Board Leadership Structure and Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk oversight is to understand the individual risks our Company faces, the steps management is taking to manage those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures.
While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent that it relates to the committee’s responsibilities, as outlined below. Each committee makes reports in its respective area of responsibility to the Board as needed:
•
The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature. It also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non-financial nature.

•
The Compensation Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy. As needed, the Compensation Committee reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers.

•
The Nominating and Corporate Governance Committee oversees governance risk, and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee.

Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board or non-management directors, Whole Earth Brands, Inc., c/o General Counsel, 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606.
The Board values the input of the stockholders who engaged with us on these important matters, and believes that the changes enhance stockholder rights, provide increased accountability of the Company and our Board to our stockholders, and give us an opportunity to further demonstrate our values and commitment to advancing diversity, equity and inclusion.
Indemnification of Directors and Officers
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law (“DGCL”). In addition, our certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. In addition, we have entered into indemnity agreements with each of our executive officers and directors. The indemnity agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement, and reimbursement to the fullest extent permitted under the DGCL.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
Code of Ethics
On June 24, 2020, the Company adopted a Code of Ethics which applies to directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, to ensure they understand the basic principles that govern our corporate conduct. The Code of Ethics is available on our website - https://investor.wholeearthbrands.com/corporate-governance/governance-documents. A stockholder may request a copy of the Code of Ethics by contacting our Corporate Secretary at Whole Earth Brands, Inc., 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606. The Company intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website or by filing a Form 8-K.
MEETINGS AND BOARD COMMITTEES
Board Meetings and Director Attendance
The Board met, either in person or by teleconference, six times in 2021. In 2021, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he or she served).
Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders. All Directors attended the Annual Meeting of Stockholders held on October 12, 2021.
Committees of the Board
Our Board currently has standing Audit, Compensation and Nominating and Corporate Governance Committees. All of the members of these committees meet the applicable independence requirements of the Nasdaq and the SEC. Our Board has the ability to establish special committees, if necessary.
Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website (https://investor.wholeearthbrands.com/corporate-governance/governance-documents).
Board Committee Membership
As of the date of this Proxy Statement, our committee membership was as follows:
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Irwin D. Simon
Anuraag Agarwal	*	*
Steven M. Cohen	*		*
Denise M. Faltischek			+
Ira J. Lamel	+	*
Albert Manzone
John M. McMillin III		+	*
*	Committee Member
+	Committee Chair
Audit Committee
Our Audit Committee met six times in 2021. Our audit committee is comprised of Messrs. Ira J. Lamel, Steven M. Cohen and Anuraag Agarwal, with Mr. Lamel serving as chair. The Board has affirmatively determined that each member of the audit committee qualifies as independent under Nasdaq rules applicable to board members generally and under the Nasdaq rules and Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10A-3 specific to audit committee members. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, the Board has determined that Mr. Lamel qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
As outlined in its written charter, the primary purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and audits of our financial statements, as well as of our global compliance program, including matters related to compliance with financial, legal and regulatory requirements.
Our Audit Committee is responsible for, among other things:
•	appointing an independent registered public accounting firm to act as our independent auditor; discussing with our independent registered public accounting firm their independence from management;
•
evaluating the independent auditor’s qualifications, independence and performance; reviewing the independent’s auditor’s quality control procedures and evaluating the lead partner of the independent auditor;

•	determining the engagement of the independent auditor;
•	reviewing and approving the scope and timing of the annual audit and the audit fee for all audit service and non-audit services;
•	reviewing and discussing with management and the independent auditor the results of the annual audit and the review of our quarterly financial statements;
•	approving the retention of the independent auditor to perform any proposed permissible non-audit services;
•	monitoring the rotation of partners of the independent auditor on our engagement team in accordance with requirements established by the SEC;
•	reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our periodic reports to be filed with the SEC;
•	meeting with the independent auditor prior to the audit to discuss the overall audit strategy, planning and staffing of the audit;
•	reviewing our critical accounting policies and practices; and
•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members, including compliance by the Audit Committee with its charter.
The Audit Committee Report can be found on page 32 of this Proxy Statement.
Compensation Committee
Our Compensation Committee met eight times in 2021 and had numerous other informal meetings and working sessions.
Our Compensation Committee is comprised of Messrs. John M. McMillin III, Anuraag Agarwal and Ira J. Lamel, with Mr. McMillin serving as chair. We have affirmatively determined that each member of the Compensation Committee qualifies as independent under Nasdaq rules, including the additional independence standards for members of a Compensation Committee, and that each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
As outlined in its written charter, the Compensation Committee is responsible for, among other things:
•	periodically reviewing and advising our Board on the company’s overall compensation philosophy, policies, and plans;
•	reviewing and recommending corporate goals and objectives relevant to compensation of our chief executive officer;
•	reviewing and recommending to our Board the compensation of all other executive officers;

•	recommending to our Board the establishment and terms of our incentive compensation and equity-based plans;
•	approving grants of options and other equity awards to all executive officers under our equity compensation plans;
•	reviewing and recommending to our Board regarding director compensation; and
•	reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.
The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer to make equity grants to new hires and such other awards to existing employees who are not executive officers within predetermined guidelines. These grants are reviewed with the Compensation Committee annually. The Compensation Committee may also delegate authority to the Company’s Chief Human Resources Officer to make amendments to the Company’s benefit plans that she determines to be necessary to maintain compliance with applicable law or other technical amendments that do not materially increase the cost of the plans to the Company.
Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Korn Ferry served as the Compensation Committee’s independent compensation consultant in 2021. The Compensation Committee retained Korn Ferry to assist with the development of a peer group against which to evaluate our executive compensation levels and our equity compensation program. Korn Ferry provided advice or assistance only with respect to executive compensation.
For additional information regarding the services provided by Korn Ferry, please see the Compensation Discussion & Analysis section.
In 2021, Korn Ferry and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Korn Ferry, the Compensation Committee determined that Korn Ferry is independent, and there is no conflict of interest resulting from retaining Korn Ferry during 2021. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the Nasdaq listing standards.
The Compensation Committee Report can be found on page 29 of this Proxy Statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee met five times in 2021. Our Nominating and Corporate Governance Committee is comprised of Ms. Denise M. Faltischek and Messrs. Steven M. Cohen and John M. McMillin III, with Ms. Faltischek serving as chair. We have affirmatively determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under Nasdaq rules.
As outlined in its written charter, the Nominating and Corporate Governance Committee is responsible for, among other things:
•	recommending director nominees for election to our Board;
•	recommending board size and composition to our Board;
•	developing and recommending approval standards for determining whether a director is independent;
•	recommending to our Board the qualifications, appointment, and removal of committee members;
•	reviewing, at least annually, our compliance with the Nasdaq corporate governance listing requirements;
•	overseeing our corporate governance policies;
•	reporting and making recommendations to our Board concerning governance matters;
•	overseeing the Company’s environmental, social and governance initiatives; and

•
reviewing and evaluating, at least annually, the performance of the Nominating and Corporate Governance Committee and its members, including compliance by the Nominating and Corporate Governance Committee with its charter.

The Nominating and Corporate Governance Committee is responsible for recommending nominees for Board membership to fill vacancies or newly created positions, and for recommending the persons to be nominated for election at the Annual Meeting. In connection with the selection and nomination process, the Nominating and Corporate Governance Committee expects to review the desired experience, skills, diversity and other qualities to ensure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and our Board. The Nominating and Corporate Governance Committee may also consider nominations of director candidates validly made by the Company’s stockholders. The Company’s stockholders may nominate director candidates by following the procedures in our Bylaws. See “Stockholder Proposals and Director Nominations” on page 35.
The Nominating and Corporate Governance Committee may retain, as appropriate, search firms to assist in identifying qualified director candidates. The Nominating and Corporate Governance Committee expects to look for individuals who have displayed high ethical standards, integrity, sound business judgment and a willingness to devote adequate time to Board duties. The Nominating and Corporate Governance Committee has the ability to request any search firm that the Nominating and Corporate Governance Committee engages to include candidates with diversity of gender, race, ethnicity, personal experience and culture in its list of potential director candidates. The Nominating and Corporate Governance Committee continually reviews Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Nominating and Corporate Governance Committee may consider certain factors related specifically to our business, including, but not limited to:
•	knowledge of consumer-packaged goods/food products industries, particularly in branded food, nutrition and snacking, but principally in industries oriented to consumer products;
•	accounting or related financial management expertise;
•	experience executing growth and merger and acquisition strategies, to support the strategic plan of the Company;
•	international exposure and diversity of cultural background and experience with global markets;
•	leadership experience at an executive level with understanding of the development and implementation of strategies; and
•	high-level marketing and social media experience.
The Nominating and Corporate Governance Committee has not assigned specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Nominating and Corporate Governance Committee intends to consider each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity. Continuing directors are evaluated by the Nominating and Corporate Governance Committee in the same way, including the continuing director’s past contributions to the Board in such evaluation. Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, stockholders, employees and other stakeholders, the Board believes it is important to identify qualified director candidates who would increase the gender, racial, ethnic, personal experience and/or cultural diversity of the Board.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during 2021 were Messrs. John M. McMillin III, Anuraag Agarwal and Ira J. Lamel. None of these Compensation Committee members is or has ever been an officer or employee of our Company. During 2021, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2021, none of our executive officers served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

DIRECTOR COMPENSATION
The objectives of our Board compensation program is to provide compensation that is competitive with the compensation paid by peer companies so that we may attract and retain high quality non-employee directors and to encourage ownership of our common stock to further align their interests with those of our stockholders. For 2021, our director compensation program provides the following compensation for non-employee directors:
•	an annual cash retainer of $65,000 (earned and payable in equal installments on the first day of each fiscal quarter);
•
a restricted stock award with a value of $65,000 (based on the fair market value of a share of common stock on the grant date payable in the form of restricted stock, granted upon initial election to the Board and then each year at the annual shareholders meeting;

•	effective April 1, 2021, an annual cash retainer of $500,000 for the Executive Chairman of the Board (earned and payable in equal installments on the first day of each fiscal quarter); and
•	an annual restricted stock award with a value of $250,000 for the executive chairman of the Board (based on the fair market value of a share of common stock on the grant date).
In addition to the compensation described above, in March 2021, the Board approved, upon recommendation of the Compensation Committee, a one-time bonus to the executive chairman of the Board which was paid a portion in cash (equal to $500,000) and a portion in restricted stock units (equal to $250,000 based on the grant date value subject to two-year vesting except for acceleration in certain circumstances) in recognition of the chairman’s efforts during calendar year 2020 in connection with the Company’s acquisitions and the Company’s performance while operating under challenging conditions due to the COVID-19 pandemic.
Director Compensation Table
The following table provides information concerning the compensation of each non-employee director who served on the Board in 2021. Company employees did not receive compensation for serving as a director.
Name	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Irwin D. Simon(2)	$499,989	$937,500	$1,437,389
Anuraag Agarwal	$65,006	$65,000	$130,006
Steven M. Cohen	$65,006	$65,000	$130,006
Denise M. Faltischek	$65,006	$65,000	$130,006
Ira J. Lamel	$65,006	$65,000	$130,006
Albert Manzone(3)	$—	$—	$—
John M. McMillin	$65,006	$65,000	$130,006
(1)
The amounts in this column represent the aggregate grant date fair market value of restricted stock awards granted to each non-employee director, computed in accordance with FASB ASC Topic 718. The value represents the number of shares issued multiplied by the closing price on October 12, 2021, the date of grant ($11.77). The additional value is the result of rounding.

(2)
This includes the special bonus awarded and paid in March 2021 for the chairman’s efforts during calendar year 2020 in connection with the Company’s acquisitions and the Company’s performance while operating under challenging conditions due to the COVID-19 pandemic. The special bonus was equal to $500,000 cash and $250,000 in restricted stock units (valued at the closing price of the Company’s common stock on March 18, 2021 ($13.58).

(3)	Since Mr. Manzone is an employee, he did not receive any compensation for his service as a director.

EXECUTIVE OFFICERS
Our Executive Officers
As of December 31, 2021, our executive officers were as follows:
Albert Manzone, 58 – see, Proposal 1 – Election of Directors for Mr. Manzone’s biography.
Duane Portwood, 55.
Duane Portwood has served as the Company’s Chief Financial Officer since January 2022. Prior to joining the Company, he was CFO for Tegra Global, a private sports apparel manufacturer, from June 2021 to January 2022. Previously, he served as EVP & CFO for Akorn, Inc., a pharmaceutical company that deals in developing, manufacturing and marketing of generic and prescription drugs as well as animal and consumer health products, from October 2015 to June 2021. Mr. Portwood also worked at The Home Depot, Inc., a home improvement retailer, as VP & Corporate Controller from April 2006 to October 2015.
Brian Litman, 54.
Brian Litman has served as the Company’s Chief Accounting Officer since September 2021, and joined the Company as Corporate Controller in June of 2020. Prior to joining the Company, Mr. Litman spent 22 years at Tribune Media Company, a media company owning a variety of newspapers, television stations and other media assets, where he served in several roles, including SVP/Controller & Chief Accounting Officer from February 2008 to April 2020 and VP/Assistant Controller from February 2005 to February 2008.
Trisha Fox, 52.
Trisha Fox has served as the Chief Human Resources Officer of the Company since January 2021. Prior to joining the Company, Ms. Fox served as Chief Human Resources Officer for Viad Corp, a publicly-traded live events and travel company, from October 2016 to May 2020. Prior to Viad Corp, Ms. Fox was the Senior Vice President of Human Resources at Fifth Third Bank, one of the largest consumer banks in the Midwest, from June 2011 to October 2016.
Jeffrey Robinson, 58.
Jeffrey Robinson joined the Company in December 2020 as President of Whole Earth Brands Flavors & Ingredients division. Mr. Robinson began in his career with subsidiary Mafco Worldwide, LLC in 1992. From August 2016 until December 2020, he was responsible for Mafco’s licorice extract business. Mr. Robinson served as Mafco’s CFO from November 2004 to December 2013. Mr. Robinson left Mafco in December 2013 (rejoining Mafco in August 2016) to work as CFO of Frutarom USA (now part of International Flavors & Fragrances – IFF).

CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Principal Stockholders
Set forth below are stockholders known by us to be, each, the beneficial owner of more than 5% of our common stock as of April 21, 2022. As of April 21, 2022, there were 42,022,996 shares of our common stock outstanding.
Name	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Martin E. Franklin Revocable Trust and Sir Martin E Franklin, the settlor and trustee of the Martin E Franklin Revocable Trust	3,232,380(1)	7.69%
Rubric Capital Management LP	3,100,000(2)	7.38%
BlackRock, Inc.	2,585,578(3)	6.15%
FMR LLC	2,111,903(4)	5.03%
Continental Grain Company	2,533,920(5)	6.03%
(1)
Based solely on the Schedule 13G filed by Martin E. Franklin Revocable Trust and Sir Martin E Franklin, the settlor and trustee of the Martin E Franklin Revocable Trust, on April 18, 2022. The address of the principal business office of each of Martin E. Franklin Revocable Trust and Sir Martin E Franklin, the settlor and trustee of the Martin E Franklin Revocable Trust, is c/o Mariposa Capital, 500 South Pointe Drive, Miami Beach, Florida 33139.

(2)
Based solely on a Schedule 13G filed on February 14, 2022, (i) Rubric Capital Management LP (“Rubric Capital LP”) is the investment adviser to certain investment funds and/or accounts (collectively, the “Rubric Funds”); and (ii) David Rosen is the managing member of Rubric Capital Management GP LLC (“Rubric Capital GP”), which is the general partner of Rubric Capital LP. In such capacities Rubric Capital LP, Mr. Rosen and Rubric Capital GP may each be deemed to beneficially own an aggregate of 3,100,000 shares of common stock. The principal business address for each reporting person is 155 East 44th St, Suite 1630, New York, NY 10017.

(3)	Based solely on the Schedule 13G filed on February 4, 2022 by BlackRock, Inc. The principal business address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(4)
Based solely on the Schedule 13G filed on February 9, 2022 by FMR LLC and Abigail P. Johnson (FMR LLC’s Director, the Chairman, and Chief Executive Officer). The principal business address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(5)
Based solely on the Schedule 13D filed on March 7, 2022 by (i) Continental Grain Company (“CGC”); (ii) WSO Holdings, LLC; and (iii) WSO Holdings, LP. CGC is the managing member of Arlon Food and Agriculture Team LLC (“Arlon Team LLC”) and the sole member of Arlon Advisor LLC, which in turn is the sole member of Arlon Food and Agriculture Holdings LLC (“Arlon Holdings LLC”). CGC, Arlon Team LLC and Arlon Holdings LLC are collectively the majority owners of Arlon Food and Agriculture Associates LLC (“Arlon Associates LLC”), and Arlon Associates LLC is the general partner of Arlon Food and Agriculture Partners LP (“Arlon LP”). Arlon LP is the sole member of WSO Holdings, LLC. WSO Holdings, LLC is the general partner of WSO Holdings, LP. The principal business address of CGC, WSO Holdings, LLC and WSO Holdings, LP is 767 Fifth Avenue, New York, New York 10153.

Security Ownership of Directors and Executive Officers
The following table shows, as of April 21, 2022, the amount of our common stock beneficially owned by:
•	our directors;
•	our named executive officers; and
•	all of our directors and executive officers as a group.
“Beneficial ownership” includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and deferred stock units that may vest within 60 days, in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed.
Name	Number of Share Beneficially Owned	Percent of Shares Outstanding
Irwin D. Simon(1)	1,147,216	2.7%
Albert Manzone	214,376	*
Denise M. Faltischek(2)	18,317	*
Steven M. Cohen(3)	13,317	*
John M. McMillin III(4)	36,817	*
Anuraag Agarwal(5)	28,317	*

Name	Number of Share Beneficially Owned	Percent of Shares Outstanding
Ira J. Lamel(6)	165,095	*
Andrew Rusie(7)	0	*
Brian Litman	17,128	*
Jeffrey Robinson	60,431	*
All directors and executive officers as a group (10 persons)(8)	1,701,014	4.1%
*	Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock.
(1)	Mr. Simon’s beneficial ownership includes 1,096,000 shares of common stock and 51,216 shares of restricted stock subject to vesting.
(2)	Ms. Faltischek’s beneficial ownership includes 5,000 shares of common stock and 13,317 shares of restricted stock subject to vesting.
(3)	Mr. Cohen’s beneficial ownership includes 13,317 shares of restricted stock subject to vesting.
(4)	Mr. McMillin’s beneficial ownership includes 23,500 shares of common stock and 13,317 shares of restricted stock subject to vesting.
(5)	Mr. Agarwal’s beneficial ownership includes 15,000 shares of common stock and 13,317 shares of restricted stock subject to vesting.
(6)	Mr. Lamel’s beneficial ownership includes 151,778 shares of common stock and 13,317 shares of restricted stock subject to vesting.
(7)	Mr. Rusie resigned from the Company effective October 8, 2021.
(8)	This amount includes 117,801 shares of restricted stock subject to vesting and 1,583,213 shares held directly by our directors and executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of a registered class of the Company's equity securities to file with the SEC reports of their ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such directors, officers and 10% or more stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Companies believes that during the fiscal year ended December 31, 2021, all filing requirements applicable to its directors and executive officers were met except in the following instances: (i) a late Form 4 was filed on January 20, 2022 for each of Directors Mr. Ira J. Lamel, Mr. John M. McMillin III, Mr. Albert Manzone, Mr. Michael Steven Cohen, Mr. Irwin D. Simon, Ms. Denise M. Faltischek, and Mr. Anuraag Agarwal and executive officer Duane A. Portwood; and (ii) a late Form 3 was filed for each of Mr. Brian Litman (on March 22, 2022 and April 26, 2022) and Mr. Jeffrey Robinson (on March 22, 2022), each of whom is an executive officer.

COMPENSATION DISCUSSION & ANALYSIS
Compensation Discussion and Analysis
The following discussion and analysis of our executive compensation philosophy, objectives and design, our compensation-setting process, the components of our executive compensation program, and the decisions made for compensation in respect of 2021 for our executive officers should be read together with the compensation tables and related disclosures set forth below. The discussion in this section contains forward-looking statements that are based on our current considerations and expectations relating to our executive compensation programs and philosophy. As our business and our needs evolve, the actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this section. We are currently considered an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.
Executive Summary
In evaluating our overall executive compensation program and decisions, including payouts and awards under our compensation programs, the Compensation Committee considered a number of factors, including the achievement of both strategic enterprise and financial objectives and the position of our Company in fiscal year 2021. See “Executive Compensation Objectives” below. A specific highlight and key accomplishment in 2021 included the acquisition of WSO Investments, Inc. the holding company for Wholesome Sweeteners Incorporated.
As used herein, the “Business Combination” refers to that transaction which occurred on June 25, 2020, whereby the Company (then known as Act II Global Acquisition Corp.) completed its business combination transaction with Flavors Holdings subsidiaries Merisant Company (“Merisant”) and MAFCO Worldwide LLC (“Mafco”). In connection with the Business Combination, the Company changed its name to Whole Earth Brands, Inc.
Overview
This section provides an overview of our executive compensation program, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. It is important to note that for the period leading up to the Business Combination in June 2020, the compensation of our chief executive officer was determined by and paid in connection with services provided to Merisant and that many of these compensation arrangements remained in place post-Business Combination. Accordingly, certain of the compensation matters discussed in this Compensation Discussion and Analysis with respect to our chief executive officer are the compensation arrangements that were in place at the time of the Business Combination.
Each year the Compensation Committee makes determinations related to achievement of the previous year’s compensation programs as well as the adoption of any compensation programs and performance measures for the current fiscal year. This allows the Compensation Committee to have a good understanding of the prior fiscal year’s financial performance in order to evaluate the performance of the NEOs against previously adopted performance measures as well as develop plans and performance metrics based on the annual operating plan for the current fiscal year.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” consisted of our Chief Executive Officer, the two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2021, as well as certain former executive officers. For the fiscal year ended December 31, 2021, our named executive officers (each an “NEO”) were:

Named Executive Officer	Title
Albert Manzone	Chief Executive Officer
Jeffrey Robinson	President, Mafco
Brian Litman	Chief Accounting Officer
Andrew Rusie*	Former Chief Financial Officer
*	Mr. Rusie resigned from the Company effective October 8, 2021, and therefore, ceased to be a NEO as of that date.
Compensation Philosophy
We believe that the majority of our executive compensation should be dependent on the growth and success of our Company so that our NEOs are fully aligned with the long-term interests of our stockholders. The Compensation Committee has designed a compensation program that provides for a significant portion of executive compensation to be “at risk”, and therefore, except for base salary, a significant portion of our NEOs’ total direct compensation will be dependent on achieving quantitative performance goals and provides for a significant portion to be paid in the form of equity compensation that will appreciate in value only to the extent that shares held by our stockholders also increase in value.
Executive Compensation Objectives and Design
We provide a competitive total compensation package to our NEOs through a combination of base salary, annual incentives and long-term incentives.
The primary objectives of our executive compensation program are to:
•	Align the interests of our executives with the interests of our stockholders;
•	Prioritize implementation of pay for performance;
•	Promote the creation of long-term stockholder value;
•	Attract, motivate and retain key employees with outstanding talent and competency;
•	Structure executive compensation in a manner that promotes our strategic, financial and operating performance objectives; and
•	Reward performance, with a meaningful portion of compensation tied to the Company’s financial, operational and strategic goals.
Compensation-Setting Process
In setting compensation for 2021, our Compensation Committee worked closely with members of our management, including our CEO, and engaged an independent compensation consultant, Korn Ferry, to advise it. Management activities included establishing and reviewing salary, equity awards and bonuses, and other compensation for our executive officers, and determining performance goals and objectives. Our Compensation Committee worked with members of our management to gather market and operating data that members of our management reviewed in making their recommendations to our Compensation Committee. From time to time, members of our management, including our CEO, attended meetings (or portions of meetings) of our Board and Compensation Committee to present information and answer questions.
The Compensation Committee retained Korn Ferry to assist with the development of a peer group against which to evaluate our executive compensation levels and our proposed equity compensation program. Korn Ferry provided advice or assistance only with respect to executive compensation. The Compensation Committee considered the independence of Korn Ferry in light of SEC rules and Nasdaq listing standards, which requires compensation committees to assess the independence of their compensation consultant, legal counsel and other advisors prior to receiving advice from them. The Compensation Committee has reviewed its and the Company’s relationships with Korn Ferry and has not identified any conflicts of interest.
The Compensation Committee took the results of Korn Ferry’s comparative analyses of our peer groups (as described below), as well as the considerations provided by Korn Ferry with respect to components and levels of compensation for our executive officers, under advisement in determining competitive market practice in our industry. The Compensation Committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and value to the Company, and other subjective factors in establishing and approving the various elements of our executive compensation program for fiscal year 2021.
Use of Market Compensation Data; 2021 Peer Companies
We are a global food company providing access to high-quality plant-based sweeteners, flavor enhancers and other foods through our diverse portfolio of trusted brands and delicious products. Our management must therefore manage our growth with a diverse portfolio of brands/products, and the peer group identified by Korn Ferry includes companies with this type of strategy and a similar revenue size, market capitalization and net income margins. In 2020, Korn Ferry provided a peer group of companies that would provide meaningful compensation data to the Compensation Committee to assist with its review and decision making. For fiscal year 2021, the peer group remained the same 18 peer companies as 2020:
Fiscal Year 2021 Peer Companies
Lancaster Colony Corporation	The Simply Good Foods Company	Beyond Meat, Inc.
Sunopta Inc.	J&J Snack Foods	E.L.F. Beauty, Inc.
Bellring Brands, Inc.	John B. Sanfilippo & Son	Newage, Inc.
National Beverage Corp.	Farmer Bros. Co.	Freshpet, Inc.
Rogers Sugar Inc.	MGP Ingredients, Inc.	Craft Brew Alliance, Inc.
Landec Corporation	S&W Seed Company	Bridgford Foods Corporation
The Compensation Committee uses relevant compensation data from the annual total compensation study of peer companies to help inform its decisions regarding compensation elements, levels and opportunities. The Compensation Committee establishes targeted pay levels by role, taking into account the competitive peer data and factors such as business performance, individual performance, job responsibilities, individual skill sets and other relevant factors. The Compensation Committee generally targets compensation for the Company’s executive officers at the 60th percentile of the peer group, although the Compensation Committee reviews all relevant factors when determining executive compensation. However, the Compensation Committee uses peer company data as only a guideline to inform its actions and does not necessarily determine compensation to any specific level of compensation of the peer companies.
Components of Executive Compensation Program
The compensation program for our NEOs currently consists of the following elements: base salary, performance-based cash incentive awards, and equity-based incentive compensation and benefits, each as described below. As of the date of the Business Combination, the Compensation Committee determines the compensation of our NEOs and administers our equity incentive plan.
Element	Fixed or Variable	Purpose & Design Features
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.

Annual Performance-Based Incentive	Variable	To motivate and reward the achievement of our annual performance goals, based on the attainment of pre-defined financial performance objectives.

Equity Awards	Variable
To align executives’ interests with the interests of stockholders through equity-based compensation with performance-based and time-based vesting periods and to promote the long-term retention of our executives and other key management personnel.

Element	Fixed or Variable	Purpose & Design Features
Benefits	Fixed
To provide attractive benefits that promote employee (and potentially family) health and wellness. Benefits are provided at a level that is the same or similar to all employees, unless otherwise noted below.

Base Salary
Base salaries for our NEOs are established based on the individual’s scope of responsibilities, experience, and market factors. The Compensation Committee typically reviews base salaries on an annual basis, referencing peer group and survey data to understand the marketplace for individuals in similar positions. No formulaic base salary increases are provided to our NEOs; however, annual merit increases are provided when the Compensation Committee determines that such increases are warranted in light of national salary increase levels, salary levels within companies in our peer group, individual performance and/or overall Company performance. We pay base salaries to attract, recruit and retain qualified employees. The base salaries for 2021 for our NEOs take into account the initial base amount set forth in the executives’ respective employment agreement or employment offer letter, as applicable, and the scope of the executives’ responsibilities, individual contributions, prior experience and sustained performance.
The base salaries of our NEOs for 2021 were as follows:
Executive & Title	2021 Base Salary*
Albert Manzone, CEO	$610,400(1)
Jeffrey Robinson, President Mafco	$390,000
Brian Litman, Chief Accounting Officer	$313,379
Andrew Rusie, Former Chief Financial Officer	$292,713(2)
*	The Company has a practice of increasing base salary effective April 1. The numbers shown in the table are the total earned amounts from January 1 to December 31, 2021.
(1)	Mr. Manzone is paid in Swiss Francs (CHF). Mr. Manzone’s 2021 salary of 560,000 CHF has been converted to U.S. dollars based on the December 31, 2021 exchange rate of 1 CHF = $1.09.
(2)	Mr. Rusie’s earned amount is through his termination date of October 8, 2021.
Annual Performance-Based Cash Incentive Compensation
The annual cash incentive award program is based on performance targets approved by the Compensation Committee and shall be a percentage of base salary for each NEO. The annual financial objectives and final bonus determinations are approved in advance by the Compensation Committee. In March 2022, the Compensation Committee approved bonuses for 2021 performance to employees at the vice president level and above (including our NEOs) which were paid in April 2022 as 40% cash and 60% fully vested stock.
Long-Term Equity Incentive Compensation
The Compensation Committee believes that providing compensation through its equity compensation plan provides the appropriate long-term growth incentives for the Company and for the benefit of shareholders. We provide equity-based long-term incentive compensation to our NEOs to link long-term results with our stockholders’ interests, to promote the long-term retention of our executives and key management personnel and to ensure that such NEOs have a continuing stake in our long-term success. We grant equity incentive awards to our NEOs in conjunction with the applicable NEO’s initial hire, as applicable, and at other times at the discretion of the Compensation Committee, which we expect will be in the first quarter of each year. The Compensation Committee anticipates using grants of equity awards to further our objective of a pay-for-performance compensation program to tie executive compensation to the achievement of our longer-term corporate strategies and business objectives and to the long-term interests of our stockholders.
With respect to our 2021 annual equity grants, we issued time-based restricted stock units (“RSUs”) under our equity-based 2020 long-term incentive plan (the “2020 LTIP”) to our NEOs, as well as our key employees.
Prior to the Business Combination, certain employees, including Mr. Manzone and Mr. Rusie, were awarded certain annual performance-based cash incentives under the terms of the legacy Flavors Holdings Long-Term

Incentive Plan (“Cash LTIP”). These amounts were attributable to performance conditions with respect to Flavors Holdings. The outstanding Cash LTIPs were terminated and vested portions were cashed-out given the performance goals achieved as a result of the Business Combination. In March 2021, the Compensation Committee granted new awards in the form of restricted stock units for the same remaining performance periods as the terminated Cash LTIPs.
Special Bonus Award
In March 2021, the Board approved, upon recommendation of the Compensation Committee, a one-time bonus to Mr. Manzone which was paid in the form of restricted stock units subject to one-year vesting and fully vested stock (as a 50/50 split) and a one-time bonus to Mr. Litman in the form of restricted stock units and cash value (as a 50/50 split) in recognition of their efforts during calendar year 2020 in connection with the Company’s acquisitions and the Company’s performance while operating under challenging conditions due to the COVID-19 pandemic. The total bonus award value for Mr. Manzone was equal to $622,914 and Mr. Litman was $120,000.
Transaction Bonus
Mr. Robinson was entitled to and received a transaction cash bonus in connection with the Business Combination. One half of the bonus was paid in 2020 shortly following the closing of the Business Combination and the other half was paid in 2021 upon the first anniversary of the initial payment date. The second half of the transaction bonus paid in 2021 was equal to $339,125.
Method of Accounting and Our Assumptions
As of December 31, 2021, the Company has only granted equity in the form of RSUs and restricted stock. The fair value of RSUs and restricted stock is measured at the market price of the Company’s stock on the date of grant. The fair value of share-based award grants is amortized to expense over the vesting period.
Effect of Accounting and Tax Treatment
When determining the components of the compensation paid to our executive officers, we review the anticipated accounting and tax consequences to us and the executive officers, including: the recognition of share-based compensation; Section 162(m) of the Code which imposes a limit on the amount of compensation that we may deduct in any one year with respect to our NEOs; the Tax Cuts and Jobs Act which eliminated the exception that allowed for the deductibility of certain performance-based compensation; and Section 409A of the Code. We strive to ensure that there are no negative accounting or tax implications due to the design of our executive compensation programs; however, we will take the actions that we deem necessary and appropriate to further the best interest of our stockholders, promote our corporate goals, and achieve our compensation goals.
Indirect Compensation Elements: Retirement Plan; Health and Welfare Benefits
In addition to the primary elements of compensation described above, our U.S.-based NEOs also participate in employee benefits programs available to our U.S. employees generally, including our tax-qualified 401(k) plan as described below. Mr. Manzone is not eligible to participate in our qualified 401(k) plan but does participate in the retirement plans offered to our employees in Switzerland as described below. In addition, we provide other benefits to our NEOs on the same basis as all of our employees generally. These benefits include group health (medical, dental and vision) insurance, group short- and long-term disability insurances and group life insurance.
Mr. Robinson was a participant in a legacy defined benefit pension plan that was terminated in connection with the Business Combination. Following the termination of such legacy plan, Mr. Robinson received a lump-sum distribution based on the benefits he was entitled to under the terms of the legacy plan.
Executive Employment Agreements
Certain compensation paid to Mr. Manzone and Mr. Rusie, as reflected in the Summary Compensation Table below, were provided pursuant to legacy employment agreements with Merisant or its respective affiliate. The employment agreements generally provide for base salary, incentive compensation, benefits, severance protection and certain restrictive covenants. Our NEOs are generally subject to a non-competition covenant and a non-solicit of employees and customers/suppliers covenant for a period of twelve months following their termination of employment.

Albert Manzone Employment Agreement
Mr. Manzone is party to an employment agreement to serve as Chief Executive Officer. Mr. Manzone’s employment, pursuant to his agreement, will continue until terminated in accordance with the terms of his agreement, which includes a two-month notice period.
Pursuant to the employment agreement, Mr. Manzone’s compensation includes (a) a base salary of CHF 550,000; (b) eligibility for an annual performance bonus with a target value of 100% of his base salary; and (c) a discretionary long-term incentive award opportunity in accordance with the Cash LTIP. Pursuant to the employment agreement, Mr. Manzone was entitled to and received a transaction cash bonus equal to $3,425,000, payable within five days following the closing of a Company sale (such as the Business Combination) that occurs prior to December 31, 2020, subject to Mr. Manzone’s continued employment through the closing date.
Under his employment agreement, if Mr. Manzone’s employment is terminated by Merisant without cause or due to his resignation for good reason within twelve (12) months following a company sale (including the Business Combination), subject to his execution of a release of claims, he will be eligible to receive (a) a severance payment equal to two multiplied by the sum of (i) his base salary and (ii) target annual bonus; (b) a full year annual bonus for the year of termination based on the greater of target or actual performance; (c) his outstanding Cash LTIP awards; and (d) continued pension benefits, health insurance and other employee benefits for the duration of the severance period, to the extent permitted by law. Under his employment agreement, if Mr. Manzone resigns his employment for good reason or his employment is terminated without cause prior to or at any time after twelve (12) months following a Company sale (including the Business Combination), he will be entitled to (a) twelve (12) months of salary continuation, (b) a prorated bonus for the year of termination based on actual performance, (c) a prorated Cash LTIP award, and (d) a health insurance allowance to the extent provided by Merisant policy. Mr. Manzone’s employment agreement contains non-competition, non-solicitation and no-hire covenants that will apply for twelve (12) months following his termination.
Jeffrey Robinson Offer Letter
Mr. Robinson executed an offer letter effective December 7, 2020, with the Company for the position of President at Mafco Worldwide, LLC.
Pursuant to the terms of his offer letter, Mr. Robinson’s compensation includes (a) a base salary of $390,000; (b) an annual performance bonus opportunity with a target level of 75% of his base salary; and (c) a discretionary long-term incentive award opportunity beginning January 1, 2021, which bonus will be prorated based on the number of days of employment during the performance period. Mr. Robinson also remained eligible for previously granted equity awards as well as his vested benefits in connection with the termination of the Company’s legacy defined benefit pension plan; and (c) a transaction cash bonus equal to $1,200,000, to be paid within fourteen business days following the closing of a future Company sale, subject to Mr. Robinson’s employment through the closing date of a Company sale. In addition to standard Company benefits, Mr. Robinson is entitled to use of a Company car.
Under his offer letter, if Mr. Robinson’s employment is terminated without “cause” (as defined in his employment agreement), then, subject to his timely execution and non-revocation of a general release of claims, he will be eligible to receive (i) continued payment of his base salary for six (6) months following termination and (ii) a prorated portion of his long-term incentive awards. Mr. Robinson’s severance entitlement is subject to a duty to mitigate damages by seeking comparable employment during the severance term. If Mr. Robinson secures employment during the severance term, his severance entitlement will be reduced by any income earned during such period. Mr. Robinson’s employment agreement contains non-competition, non-solicitation and no-hire covenants that will apply for twelve (12) months following his termination.
Brian Litman Offer Letter
Mr. Litman executed an offer letter effective June 2020, with the Company for the position of Corporate Controller and was promoted to Chief Accounting Officer effective September 28, 2021.
Pursuant to the terms of his offer letter and promotion to Chief Accounting Officer, Mr. Litman’s compensation includes (a) a base salary of $340,000; (b) an annual performance bonus opportunity with a target level of 40% of his base salary; and (c) a discretionary long-term incentive award opportunity with a target payment of $255,000 (75% of his base salary), which bonus will be prorated based on the number of days of employment during the performance period. Mr. Litman was also awarded a sign-on/retention cash bonus equal to $150,000, subject to Mr. Litman’s continuing employment through the second anniversary of his hire date. At the time of Mr. Litman’s promotion, he was also granted an additional number of RSUs under the 2020 LTIP. In January 2021, Mr. Litman’s offer letter was amended to clarify the payment date and repayment terms with respect to his sign-on bonus.
Under his offer letter, if Mr. Litman’s employment is terminated without “cause” (as defined in his employment agreement), then, subject to his timely execution and non-revocation of a general release of claims, he will be eligible to receive (i) continued payment of his base salary for six (6) months following termination and (ii) a prorated portion of his long-term incentive awards. Mr. Litman’s severance entitlement is subject to a duty to mitigate damages by seeking comparable employment during the severance term. If Mr. Litman secures employment during the severance term, his severance entitlement will be reduced by any income earned during such period. Mr. Litman’s employment agreement contains non-competition, non-solicitation and no-hire covenants that will apply for six (6) months following his termination.
Andrew Rusie Offer Letter
Mr. Rusie was party to an offer letter with Merisant to serve as Chief Financial Officer of both Merisant and Mafco until his resignation in October 2021.
Pursuant to his employment agreement, Mr. Rusie’s compensation included (a) a base salary of $375,000; (b) an annual performance bonus opportunity with a target level of 60% of his base salary; and (c) a discretionary long-term incentive award opportunity with a target payment of $225,000 (60% of his base salary) for the three (3)-year period beginning January 1, 2020 and ending on December 31, 2022, which bonus will be prorated based on the number of days of employment during the performance period. Mr. Rusie earned the following one-time bonuses: (a) a 2019 bonus of $70,000 paid in April 2020; (b) a sign-on/retention cash bonus equal to $187,500, paid in April 2020, subject to Mr. Rusie’s continuing employment through the second anniversary of his hire date; and (c) a transaction cash bonus equal to $187,500, to be paid within ten business days following the closing of a Company sale prior to December 31, 2020, contingent upon the sale of Mr. Rusie’s prior employer before such date, subject to Mr. Rusie’s employment through the closing date of a Company sale. The transaction bonus was not paid to Mr. Rusie prior to his resignation.
Under his employment agreement, if Mr. Rusie’s employment is terminated without “cause” (as defined in his employment agreement), then, subject to his timely execution and non-revocation of a general release of claims, he will be eligible to receive (i) continued payment of his base salary for six (6) months following termination and (ii) a prorated portion of his long-term incentive awards. Mr. Rusie’s severance entitlement is subject to a duty to mitigate damages by seeking comparable employment during the severance term. If Mr. Rusie secures employment during the severance term, his severance entitlement will be reduced by any income earned during such period. Mr. Rusie’s employment agreement contains non-competition, non-solicitation and no-hire covenants that will apply for twelve (12) months following his termination. In connection with Mr. Rusie’s resignation, he did not receive any severance benefits. In connection with Mr. Rusie’s resignation, Mr. Rusie repaid the Company the sign-on bonus in accordance with the terms of his employment agreement.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee has approved the inclusion of the Compensation Discussion & Analysis in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE COMPENSATION COMMITTEE
John M. McMillin III, Chair
Anuraag Agarwal
Ira J. Lamel

EXECUTIVE COMPENSATION
2021 Summary Compensation Table
The following table sets forth information regarding compensation earned by our NEOs during years 2020 and 2021. In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Albert Manzone Chief Executive Officer	2021(5)	$610,400	$0	$2,967,716	$1,219,450	$84,103	$4,881,669
	2020(6)	$632,800	$0	$800,060	$535,338	$3,540,272	$5,508,470
Jeffrey Robinson President Mafco	2021	$390,000	$0	$390,005	$0	$367,283	$1,147,288
Brian Litman Chief Accounting Officer	2021	$313,379	$210,000	$320,490	$0	$12,900	$856,769
Andrew Rusie Former Chief Financial Officer	2021	$292,713	$112,500	$821,657	$71,683	$30,329	$1,328,882
	2020	$375,000	$257,500(7)	$294,061$	$0	$11,400	$937,961
(1)
This amount represents the special bonus payments made in March 2021 to the NEOs as described above. For Mr. Litman, $150,000 bonus was paid as a sign-on bonus and $60,000 was paid to him in cash as a special bonus.

(2)
The grant date fair market value of each equity award was computed in accordance with FASB ASC Topic 718. These equity numbers include the special bonus grant, the new award grants in connection with the termination of the pre-Business Combination awards, and the annual LTIP award grants, as well as the promotion grant for Mr. Litman.

(3)	The amounts in this column reflect payments to Mr. Manzone in accordance with the legacy Cash LTIP, as described above.
(4)	Amounts in this column include:
Name and Principal Position	Year	401(k) Match	Health & Welfare Insurance ($)(8)	Car Allowance ($)	Tax Preparation ($)	Pension Contributions(9)	Transaction Bonus ($)(10)	Meal Reimbursement(11)	Total All Other Compensation ($)
Albert Manzone	2021(5)	$0	$8,649	$13,210	$8,619	$52,317	$0	$1,308	$84,103
	2020(6)	$0	$9,270	$23,798	$29,529	$52,675	$3,425,000	$0	$3,540,272
Jeffrey Robinson	2021	$11,600	$10,242	$6,315	$0	$0	$339,125	$0	$367,283
Brian Litman	2021	$11,600	$1,300	$0	$0	$0	$0	$0	$12,900
Andrew Rusie	2021	$18,729	$11,600	$0	0	$0	$0	$0	$30,329
	2020	$11,400	$0	$0	0	$0	$0	$0	$11,400
(5)	Mr. Manzone is paid in Swiss Francs (CHF). Mr. Manzone’s 2021 compensation has been converted to U.S. dollars based on the Financial Times December 31, 2021, exchange rate of 1 CHF = $1.09.
(6)	Mr. Manzone is paid in Swiss Francs (CHF). Mr. Manzone’s 2020 compensation has been converted to U.S. dollars based on the Financial Times December 31, 2020, exchange rate of 1 CHF = $1.13.
(7)
This amount includes the sign-on cash bonus of $187,500 and the annual bonus of $70,000 paid to Mr. Rusie upon his commencement of employment with the Company. Upon termination of Mr. Rusie’s employment in October 2021, Mr. Rusie repaid the $187,500 sign-on cash bonus in accordance with the terms of his employment agreement.

(8)	This amount also includes Health Savings Account (HSA) contributions made by the Company.
(9)	This represents contributions made by the Company on Mr. Manzone’s behalf to a Swiss LPP pension plan.
(10)
This amount represents the transaction bonus paid in connection with the Business Combination. Mr. Manzone received 3,260,000 CHF reflecting an exchange rate of 1 CHF =$1.05. Mr. Robinson was entitled to the remaining half of his transaction bonus following the first anniversary of the initial payment date.

(11)	The meal reimbursement benefit is a monthly stipend provided to all Swiss employees of the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of December 31, 2021:
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Albert Manzone	3/18/2021							227,319	$2,441,406
Jeffrey Robinson	3/18/2021							35,455	$380,787
Brian Litman	3/18/2021							18,054	$193,900
	9/28/2021							8,854	$95,092
(1)
Each NEO was granted restricted stock units (RSUs) under the 2020 LTIP. The RSUs will settle in shares of the Company’s common stock on a one-for-one basis and become vested over the three years following the grant date, subject to the grantee’s continued employment with the Company, on the applicable grant dates (with full vesting upon an involuntary termination of employment without “cause”). In the event of a voluntary termination by the grantee prior to the vesting date, all RSUs subject to the award will be forfeited.

(2)	Market value of stock computed by multiplying the closing market price of FREE stock on December 31, 2021 ($10.74) by the number of RSUs granted.
Potential Payments Upon Termination or Change in Control
The severance benefits for our NEOs are provided under individual employment agreements or offer letters and, in certain cases, equity award agreements. Upon any termination of employment, each NEO will be entitled to receive, within thirty days following termination, any accrued and vested payments and benefits that have not yet been paid, including unpaid base salary earned, accrued but unused vacation and reimbursement for any unreimbursed business expenses (collectively, the “Accrued Benefits”). Additionally, depending on the type of termination, each NEO may be entitled to receive severance payments in addition to the Accrued Benefits. Terminations under which we may pay severance benefits include in the event we terminate an NEO’s employment without “cause,” an NEO resigns for “good reason” or an NEO’s employment is terminated following designated “Change in Control” situations (in each case, only as outlined in the applicable employment arrangement). The severance payments are subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with customary confidentiality and non-solicitation requirements. Upon termination of Mr. Rusie’s employment, Mr. Rusie repaid the sign-on cash bonus in accordance with the terms of his employment agreement.
In the event of termination of employment due to death or disability, the NEOs are entitled to only receive payment of any Accrued Benefits. In addition, all unvested equity awards are forfeited upon the NEO’s termination due to death or disability, unless the Compensation Committee determines otherwise in its discretion pursuant to the terms of the 2020 LTIP.
None of the NEOs are automatically entitled to benefits upon a change in control of the Company. Mr. Manzone is entitled to termination benefits and enhanced termination payments or benefits in the event he is terminated within twelve (12) months following a change in control of the Company, as described in his employment agreement above.

EQUITY COMPENSATION PLANS
The following table summarizes information as of December 31, 2021, relating to stock authorized for issuance under our equity compensation plans, which consists of only our 2020 LTIP.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)(3)
Equity compensation plans approved by security holders	1,759,476	$—	7,540,524
Equity compensation plans not approved by security holders	—	$—	—
Total	1,759,476	$—	7,540,524
(1)	Includes 117,801 shares of restricted stock (RSAs) and 1,641,675 restricted stock units (RSUs) outstanding under our 2020 LTIP.
(2)	There is no amount provided under this column because only RSAs and RSUs have been granted and these types of awards do not require the payment of any consideration by the award recipients.
(3)	Awards issuable under our 2020 LTIP include stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards.
AUDIT COMMITTEE REPORT
The Audit Committee oversees our Company’s financial reporting process on behalf of the Board and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at https://investor.wholeearthbrands.com/corporate-governance/governance-documents.
Management has the primary responsibility for our Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (“Ernst & Young”), our independent registered public accounting firm for fiscal year 2021, is responsible for expressing an opinion on the conformity of our Company’s audited financial statements with generally accepted accounting principles and on our Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including a discussion about the quality, not just the acceptability, of our Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Company is not required to have, nor were Ernst & Young engaged to perform, an audit of its internal control over financial reporting.
The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm’s independence. The Audit Committee has concluded that Ernst & Young’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young’s independence.
The Audit Committee further discussed with Ernst & Young the overall scope and plans for their respective audits. The Audit Committee met at least quarterly with Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the SEC. The Audit Committee has also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2022.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE
Ira J. Lamel, Chair
Anuraag Agarwal
Steven M. Cohen
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chair expect to be directly involved in the selection of Ernst & Young LLP’s new lead engagement partner.
In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors.
Representatives of Ernst & Young LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR.
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2020 and December 31, 2021.
Type of Fees	2021	2020 − Predecessor	2020 – Successor
Audit Fees	$2,724,000	$79,000	$3,148,721
Audit-Related Fees(2)	—	—	—
Tax Fees(3)	44,632	56,441	46,898
All Other Fees(4)	3,600	$2,400,000	2,000
Total	$2,772,232	$2,535,441	$3,197,619
(1)
Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

(2)	Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation and compliance with regulatory requirements.

(3)
Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic tax technical advice.

(4)
All Other Fees consisted of fees billed for services involving due diligence performed in connection with, and prior to, the Business Combination under Act II Global Acquisition Corp.’s engagement of Ernst & Young LLP and an online accounting research tool.

Audit Committee’s Pre-Approval Policy
It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed by the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP’s services for 2020 and 2021 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Bylaws, stockholder proposals and director nominations for the 2023 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before February 9, 2023.
In order for proposals submitted outside of Rule 14a-8 to be considered at the 2023 Annual Meeting of Stockholder, stockholder proposals, including stockholder nominations for directors, must comply with the provisions in the Bylaws. The Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a stockholder before an annual stockholders’ meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice thereof to the Secretary of the Company at the principal executive offices of the Company, 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606.
In order to be timely, a stockholder’s notice must be delivered not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders nor earlier than the 120th day prior to the first anniversary of such date. Therefore, any stockholder proposals, including nominations for directors, submitted outside of Rule 14a-8 to be voted on at the 2023 Annual Meeting must be received by the Company not earlier than February 9, 2023 and not later than March 11, 2023. However, in the event that the date of the 2023 Annual Meeting is advanced or delayed by more than 25 days from the anniversary date of the Annual Meeting, for notice by the stockholder to be timely it must be delivered by the close of business on the tenth (10th) day following the day on which such notice of the date of the 2023 Annual Meeting is mailed or such public disclosure of the date of the 2023 Annual Meeting is made, whichever first occurs. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2023 Annual Meeting.
Annual Report to Stockholders and Form 10-K
Our 2021 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021, accompanies this Proxy Statement. The Annual Report is also available on our website at https://investor.wholeearthbrands.com/sec-filings. Copies of our 2021 Annual Report on Form 10-K, which is on file with the SEC, are available free of charge to any stockholder who submits a request in writing to Investor Relations, Whole Earth Brands, Inc., 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606, or by calling (312) 840-6000. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Householding of Proxy Materials
Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542-1061.
If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at https://investor.wholeearthbrands.com/sec-filings. You may also request printed copies of our Notice or Proxy Statement and Annual Report free of charge by contacting Investor Relations, Whole Earth Brands, Inc., 125 S. Wacker Drive, Suite 3150, Chicago, Illinois 60606, or by calling (312) 840-6000. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER INFORMATION
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/08/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/08/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	Nominees	**For**	**Against**	**Abstain**
1A	Irwin Simon	☐	☐	☐
1B	Ira Lamel	☐	☐	☐
1C	Denise Faltischek	☐	☐	☐
1D	Steven Cohen	☐	☐	☐
1E	Anuraag Agarwal	☐	☐	☐
1F	John McMillin	☐	☐	☐
1G	Albert Manzone	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

WHOLE EARTH BRANDS, INC.
Annual Meeting of Stockholders
June 9, 2022 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Duane Portwood and Ira Schlussel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of WHOLE EARTH BRANDS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 11:00 AM, EDT on June 9, 2022, live via the Internet - please visit www.virtualshareholdermeeting.com/FREE2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000564001_2 R1.0.0.24